Exhibit 21.1

SUBSIDIARIES OF ILG, INC.

At December 31, 2017

Name	Jurisdiction of Organization
Aqua-Aston Holdings, Inc.	Delaware
Aqua-Aston Hospitality, LLC	Hawaii
Aqua-Aston Management Holdings, LLC	Delaware
Aqua Hospitality LLC	Delaware
Aqua Hotels & Resorts, LLC	Hawaii
Aqua Hotels and Resorts, Inc.	Delaware
Aqua Hotels and Resorts Operator, LLC.	Delaware
Aqua Luana Operator. LLC	Hawaii
Aston Hotels & Resorts Florida, LLC	Florida
Beach House Development Partnership	Florida
Brendsland, S.A.	Uruguay
Cancun Intermediate Corp.	Delaware
CDP Investors L.P.	Delaware
CDP GP, Inc.	Delaware
Cerromar Development Partners GP, Inc.	Delaware
Cerromar Development Partners LP	Delaware
Coconut Plantation Partner, Inc.	Florida
Data Marketing Associates East, Inc.	Florida
Diamond Head Management, LLC	Hawaii
East West Resort Development VI, L.P., L.L.L.P.	Delaware
Empresa de Servicios Cancun, S.A. de C.V.	Mexico-Cancun, Quintana Roo
Empresa de Servicios K20 Cancun, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo
Empresa de Servicios Los Cabos, S.A. de C.V.	Mexico-Cancun, Quintana Roo
Empresa de Servicios Vallarta 205, S. de R.L. de C.V.	Mexico-Mexico, D.F.
Fifth and Fifty-Fifth Holdings, Inc.	New York
Flex Collection LLC	Florida
Flex Collection Owners Association, Inc.	Florida
FOH Holdings, LLC	Delaware
Grand Aspen Holdings, L.L.C.	Delaware
Grand Aspen Lodging, L.L.C.	Delaware
Great Destinations, Inc.	Nevada
Harborside at Atlantis Development Limited	Bahama Islands
Harborside At Atlantis Joint Venture Limited	Bahama Islands
Harborside at Atlantis Management Limited	Bahama Islands
Hawaii Vacation Title Services, Inc.	Hawaii
Highlands Inn Investors II, L.P.	Delaware
Highlands Inn Wastewater Treatment Plant Association, Inc.	California
Hotel Management Services, LLC	Hawaii
Hoteles Cabos K22.5, S. de R.L. de C.V.	Mexico-Baja California Sur
Hoteles Cancun K20, S. de R.L. de C.V.	Mexico
Hoteles Vallarta 205, S. de R.L. de C.V.	Mexico
HPC Developer LLC	Delaware
HT Highlands, Inc.	Delaware
HTS-Beach House, Inc.	Delaware
HTS-Beach House Partner, L.L.C.	Delaware
HTS-BC, L.L.C.	Delaware
HTS-CHC (Sedona), L.L.C.	Delaware
HTS Coconut Point, Inc.	Delaware
HTS Ground Lake Tahoe, Inc.	Delaware
HTS-Key West, Inc.	Delaware
HTS-KW, Inc.	Delaware
HTS-Lake Tahoe, Inc.	Delaware
HTS-Loan Servicing, Inc.	Delaware
HTS-Main Street Station, Inc.	Delaware
HTS-Maui, L.L.C.	Delaware
HTS-San Antonio, Inc.	Delaware
HTS-San Antonio, L.L.C.	Delaware
HTS-San Antonio, L.P.	Delaware

HTS-Sedona, Inc.	Delaware
HTS-Sunset Harbor Partner, L.L.C.	Delaware
HTS-Wild Oak Ranch Beverage L.L.C.	Texas
HTS-Windward Pointe Partner, L.L.C.	Delaware
HVC-Highlands, L.L.C.	Delaware
HV Global Group, Inc.	Delaware
HV Global Management Corporation	Delaware
HV Global Marketing Corporation	Florida
HVO Key West Holdings, LLC	Florida
Interval Acquisition Corp.	Delaware
IIC Holdings Incorporated	Delaware
ILG, Inc.	Delaware
ILG International Holdings, Inc.	Florida
ILG Lux Holdings S.a.r.l.	Luxembourg
ILG Lux Holdings II S.a.r.l.	Luxembourg
ILG Lux Finance S.a.r.l.	Luxembourg
ILG Management, LLC	Florida
ILG Shared Ownership, Inc.	Delaware
Intercambios Internacionales de Vacaciones S.A. de C.V.	Mexico
Interval Holdings, Inc.	Delaware
Interval International Argentina S.A.	Argentina
Interval International Brasil Serviços Ltda.	Brazil
Interval International de Colombia, S.A.S.	Colombia
Interval International Eastern Canada, Inc.	Canada (Ontario)
Interval International Egypt Ltd.	Egypt
Interval International Finland Oy	Finland
Interval International FZE	United Arab Emirates (Dubai)
Interval International GmbH	Germany
Interval International Greece Ltd.	Greece
Interval International Holdings, LLC	Florida
Interval International Holdings Mexico, S.A. de C.V.	Mexico
Interval International, Inc.	Florida
Interval International Italia SRL	Italy
Interval International Limited	England and Wales
Interval International Overseas Holdings, LLC	Florida
Interval International Singapore (Pte) Ltd.	Singapore
Interval Leisure Group Management Limited	England and Wales
Interval Leisure Group UK Holdings Limited	England and Wales
Interval Leisure Group UK Holdings (No. 2) Limited	England and Wales
Interval Resort & Financial Services, Inc.	Florida
Interval Servicios de Mexico S.A. de C.V.	Mexico
Interval Software Services, LLC	Florida
Interval UK Holdings Limited	England and Wales
Interval Vacation Exchange, LLC	Delaware
Interval Vacation Exhanges S.A.	Spain
Intervalo Internacional Prestaçao da Serviços Lda	Portugal
Kai Management Services, LLC	Hawaii
Key Wester Limited	Florida
Kauai Blue, Inc.	Delaware
Lagunamar Cancun Mexico, Inc.	Florida
Los Cabos Sub-Condo Phase 1 Residential POA, Inc.	Florida
Los Cabos Villas, LLC	Delaware
Los Cabos Villa Management, S. de R.L. de C.V.	Mexico-Mexico, D.F.
Main Street Station Vacation Club	Colorado
Management Acquisition Holdings, LLC	Delaware
MB Intermediate Corp.	Delaware
Maui Condo and Home, LLC	Hawaii
Meragon Financial Services, Inc.	North Carolina
Meridian Financial Services, Inc.	North Carolina
MSSVCGP,L.L.C.	Delaware
Organización Interval International, C.A.	Venezuela
Overseas Promotions, Inc.	Cayman Islands
Overseas Promotions Venezuela, S.A.	Venezuela
Owners’ Resorts & Exchange, Inc.	Utah

Paradise Vacation Adventures, LLC	Hawaii
Pelican Landing Timeshare Ventures Limited Partnership	Delaware
POC Intermediate Corp.	Delaware
Points of Colorado, Inc.	Colorado
Promociones Internacionales Colombia, S.A.	Colombia
PSL Intermediate Corp.	Delaware
REP Holdings, Ltd.	Hawaii
Resort Management Finance Services, Inc.	Florida
Resort Sales Services, Inc.	Delaware
Resort Solutions Holdings Limited	England and Wales
Resort Solutions Limited	England and Wales
RM Intermediate Corp.	Delaware
RQI Holdings, LLC	Hawaii
Scottsdale Residence Club, Inc.	Florida
Scottsdale Residence Club Sales, Inc.	Arizona
Sheraton Flex Vacations, LLC	Florida
S.O.I. Acquisition Corp.	Florida
St. Regis Colorado Management, Inc.	Colorado
St. Regis New York Management, Inc.	Florida
St. Regis Residence Club of Colorado, Inc.	Colorado
St. Regis Residence Club, New York Inc.	Florida
Starwood Vacation Network, Inc.	Delaware
Steamboat Resort Village LLC	Delaware
Steamboat West Tower Condominium Association, Inc.	Colorado
Success Developments, L.L.C.	Arizona
Sunset Harbor Development Partnership	Florida
SVO 2011-A VOI Mortgage Corp.	Delaware
SVO 2011-A VOI Mortgage LLC	Delaware
SVO 2012-A VOI Mortgage Corp	Delaware
SVO 2012-A VOI Mortgage LL	Delaware
SVOP Intermediate Corp.	Delaware
SVV Intermediate Corp.	Delaware
TA Resort Servicing Mexico, S.A. de C.V.	Mexico
TPI Management – Canada, Inc.	Canada (British Columbia)
Trading Places International, Inc.	California
Turistica Cancun S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo
Vacation Ownership Lending GP, Inc.	Delaware
Vacation Ownership Lending L.P.	Delaware
Vacation Portfolio Services Limited	Bahama Islands
Vacation Resorts International	California
Vistana Signature Experiences, Inc.	Delaware
Vacation Title Services, Inc.	Florida
VCH Communications, Inc.	Florida
VCH Consulting, Inc.	Florida
VCH Systems, Inc.	Florida
VDI Intermediate Corp.	Delaware
Vistana Acceptance Corp.	Florida
Vistana Arizona Management, Inc.	Arizona
Vistana Aventuras, Inc.	Florida
Vistana Bahamas Investments Limite	Bahama Islands
Vistana Bahamas Sales and Marketing Limited	Bahama Islands
Vistana California Management, Inc.	California
Vistana Colorado Management, Inc.	Colorado
Vistana Development, Inc.	Florida
Vistana Hawaii Management, Inc.	Hawaii
Vistana Management, Inc.	Florida
Vistana MB Management, Inc.	South Carolina
Vistana Portfolio Services, Inc.	Florida
Vistana PSL, Inc.	Florida
Vistana Residential Management, Inc.	Florida
Vistana Scottsdale, Inc.	Arizona
Vistana Scottsdale Development, Inc.	Arizona
Vistana Scottsdale Management, Inc.	Arizona
Vistana Signature Experiences, Inc.	Delaware

Vistana Signature Network, Inc.	Delaware
Vistana Vacation Ownership, Inc.	Florida
Vistana Vacation Realty, Inc.	Florida
Vistana Vacation Services Hawaii, Inc.	Hawaii
VOL GP, Inc.	Delaware
VOL Investors, L.P.	Delaware
VRI Europe Limited	England and Wales
VRI Management Canarias S.L.	Spain
VRI Management España S.L.	Spain
VRI-ORE, LLC	Utah
VSE 2016-A VOI Mortgage, Inc.	Delaware
VSE 2016-A VOI Mortgage LLC	Delaware
VSE 2017-A VOI Mortgage, Inc.	Delaware
VSE 2017-A VOI Mortgage, LLC	Delaware
VSE Arizona Development, Inc.	Arizona
VSE Arizona Realty, Inc.	Arizona
VSE Azteca Holdings, S. de R.L. de C.V.	Mexico
VSE Bahamas Holdings, LLC	Delaware
VSE California Sales, Inc.	California
VSE Cancun Sales, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo
VSE Cayman Holdings Limited	Cayman Islands
VSE Development, Inc.	Florida
VSE East, Inc.	Florida
VSE International, Inc.	Florida
VSE International Holdco, LLC	Florida
VSE Mexico Holding, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo
VSE Mexico PLC, S. de R.L. de C.V.	Mexico-Mexico, D.F.
VSE Mexico Portfolio Services, Inc.	Florida
VSE Myrtle Beach, LLC	South Carolina
VSE Pacific, Inc.	Florida
VSE Residence Club Sales, Inc.	Colorado
VSE Residence Club Sales of New York, Inc.	New York
VSE Servicios de Mexico, S. de R.L. de C.V.	Mexico-Cancun, Quintana Roo
VSE Trademark, Inc.	Florida
VSE UK Holdings Ltd.	England & Wales
VSE Villas Arizona, Inc.	Arizona
VSE Villas Los Cabos, S. de R.L de C.V.	Mexico-Mexico, D.F.
VSE Vistana Villages, Inc.	Florida
VSE West, Inc.	Florida
VSI Intermediate Corp.	Delaware
VVO International Holdco, LLC	Florida
Water House on Main Street, L.L.C.	Delaware
WAZ Intermediate Corp.	Delaware
Westin Sheraton Vacation Services, Inc.	Florida
Westin St. John Hotel Company, Inc.	Virgin Islands (US)
Westin Vacation Management Company	Virgin Islands (US)
Westin Vacation Management Corporation	Delaware
Windward Pointe II, L.L.C.	Delaware
Worldex Corporation	Florida
Worldwide Vacation & Travel, Inc.	Florida
WSJ Intermediate, Corp.	Delaware
WVC Rancho Mirage, Inc.	Delaware
WVC St. John, Inc.	Virgin Islands (US)
XYZII, Inc.	Washington